UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       September 15, 2000
                         (Date of Report)


                             DESIGN PRODUCTS, INC.
      (Exact Name of Registrant As Specified In Its Charter)


                            Nevada
          (State Or Other Jurisdiction of Incorporation)


             0-26939                                   84-1431073
      (Commission File Number)          ( IRS Employer Identification Number)


           2950 E. Flamingo, Ste. G, Las Vegas, NV 89121
             (Address of Principal Executive Offices)


                          (702) 369-9614
                   (Registrant's Phone Number)


Item 4. Changes In Registrant's Certifying Accountant

     (a) On September 15, 2000, Design Products, Inc. (the 'Registrant') appointed the accounting firm of G. Brad Beckstead, Certified Public Accountants, of Las Vegas, Nevada as its independent accountant to replace David E. Coffey, C.P.A., of Las Vegas, Nevada, effective with such appointment. The Registrant's Board of Directors approved the decision to change accountants.

       (b) The Registrant was incorporated in the State of Nevada on August 8, 1993 under the name 'Design Products, Inc.'

       (c) During the period from August 8, 1993 (inception) to December 31, 1998, and the subsequent interim period preceding December 31, 1999, there were no disagreements between the Registrant and David E.
    Coffey, C.P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would require disclosure in this Current Report on Form 8-K.

     (d) David E. Coffey, C.P.A.'s report on the Registrant's financial statements for the period from August 8, 1993 (inception) to December 31, 1998 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        (e) The Registrant has provided David E. Coffey, C.P.A. with a copy of this disclosure and has requested that David E. Coffey, C.P.A. furnish it with a letter addressed to the U.S. Securities and Exchange
         Commission stating whether it agrees with the above statements. A copy of David E. Coffey, C.P.A.'s letter to the U.S. Securities and Exchange
        Commission, dated September 15, 2000, is appended hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of September, 2000.

Design Products, Inc.

By:    /s/ Rhett Nielson
     ------------------------
     Rhett Nielson, President